Exhibit 99.1

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[LOGO]

[LOGO]

Creates and delivers

novel therapeutics to address

significant medical needs

NJTC Growth Company Showcase

September 30, 2005

Forward-Looking Statements

This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s intentions regarding the establishment and continuation of drug discovery collaborations with leading pharmaceutical and biotechnology organizations, in particular, the continuation and funding level of such continuation of Pharmacopeia’s existing collaborations with Schering-Plough and N.V. Organon, Pharmacopeia’s ability to build its pipeline of novel drug candidates, both through its own internally-funded drug discovery programs and third party collaborations, Pharmacopeia’s ability to raise additional capital, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its Report on Form 10-Q filed on August 5, 2005, its Report on Form 10-K filed on March 23, 2005 and subsequent filings under the Securities and Exchange Act of 1934. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Vision of Success for Pharmacopeia

Purpose	• Pharmacopeia creates and delivers novel therapeutics to address significant medical needs

Mission	• Build on our proven drug discovery capabilities to be a leader in drug development and a source of a new generation of critically needed therapeutics

Strategy	• Lead, innovate and deliver
• Build an internal portfolio of high value programs
• Advance novel candidates to clinical validation
• Bring valuable therapeutics to the market

Pharmacopeia’s Strategy

Selected Indications
Pharmacopeia Evolution

Lead Discovery	Lead Optimization	Preclinical Development	Phase 1	Phase 2	Phase 3

Pharmacopeia Expertise

		Partner		Partner

Retain candidates at least to clinical validation with the option to continue alone to NDA for selected indications or partner for Ph III clinical development

Pharmacopeia Value Drivers

•                  Competitive advantage

•                  Comprehensive, integrated drug discovery capabilities

•                  Proven track record of success

•                  11 drug programs with 7 pharmaceutical collaborators

•                  Diversified portfolio of significant royalty interests

•                  Robust pipeline including 4 advanced unpartnered programs

•                  Therapeutic focus in immunological diseases

•                  Large and growing target markets

•                  Experienced management team and board of directors

Competitive Advantage

Rapid, cost-effective path from target to clinic

Proprietary Compound Collection		High Throughput Screening 1536 format	Medicinal Chemistry, Biochemistry and Pharmacology	Pre-clinical and Clinical Development
Assay Development
Nearly 8 million diverse, drug-like compounds		Chemoinformatics Data interpretation Compound design	> 50 PhDs

Lead Discovery	Hit to Lead	Lead Optimization	Preclinical Development	Phase I	Phase II

Track Record of Success

			Lead	Preclinical		Clinical Phase			NDA
	Program	Partner	Generation	Optimization	Development	I	II	III	Filed
PS540446	Rheumatoid Arthritis p38	Bristol Myers Squibb

PS460644	Asthma/Allergy VLA-4	Daiichi

PS938285	Respiratory	Schering-Plough

PS291822	Inflammation	Schering-Plough

PS095760	Oncology	Schering-Plough

PS891169	Inflammation iNOS	Berlex

PS778629	CNS	Organon

PS241541	Oncology	Schering-Plough

PS873266	Inflammation	Celgene

PS386113	Inflammation	Schering-Plough

PS388023	Ocular avb3/avb5	Allergan

Robust Pipeline of Internal Programs

Growing Source of Future Drug Candidates

		Worldwide	Lead	Preclinical		IND
	Program	Rights	Generation	Optimization	Development	Filing
PS608504	Transplantation JAK-3	Pharmacopeia

PS388023	Angiogenesis avb3/avb5	Pharmacopeia

PS246518	Parkinsons AdenosineA2A	Pharmacopeia

PS375179	Rheumatoid/MS CCR-1	Pharmacopeia

Optimization focused on JAK-3, A2A and CCR-1

Pharmacopeia’s Therapeutic Focus

Rheumatoid Arthritis
Multiple Sclerosis		Psoriasis
Immunobiology Disease Processes
Inflammatory Bowel Disease		Ulcerative Colitis
Asthma

•                  Therapeutic focus based on:

•                  Successful collaborations in therapeutic segment, e.g., Phase I programs

•                  Recent elucidation of relevant targets and pathways, e.g., Enbrel, Avonex

•                  Single target modulates multiple diseases, e.g., JAK-3 for RA, Psoriasis

•                  Significant medical need in large and niche indications

Pharmacopeia Value Drivers

•                  Competitive advantage

•                  Comprehensive, integrated drug discovery capabilities

•                  Proven track record of success

•                  11 drug programs with 7 pharmaceutical collaborators

•                  Diversified portfolio of significant royalty interests

•                  Robust pipeline including 4 advanced unpartnered programs

•                  Therapeutic focus in immunological diseases

•                  Large and growing target markets

•                  Experienced management team and board of directors